Exhibit 99.2 On advancing the next wave of FOCUSED medicine for inflammatory diseases JANUARY 2024 ©2024 THIRD HARMONIC BIO

Forward Looking Statements This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning the anticipated profile, efficacy and target indications of THB335, the expected timing of completing IND-toxicology studies for THB335, the expected development and timeline for clinical and non-clinical studies of THB335 candidate, and the expected timing of filing an IND application for THB335. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. These forward-looking statements are contained throughout this presentation. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual results or results of operations and could cause actual results to differ materially from those expressed in the forward- looking statements. Factors that may materially affect such forward-looking statements include: our limited operating history and that we have not completed any clinical trials beyond Phase 1 and have not had any product candidates approved for commercial sale; our significant net losses incurred since inception and the likelihood of incurring additional losses for the foreseeable future; our need for substantial additional funding; the early stage of development of our programs and the possibility they may fail in development; our future performance is substantially dependent on our ability to identify and develop future product candidates; legal and regulatory risks; and intellectual property-related risks, among others. Additional risks and uncertainties that could affect our financial results and business are more fully described under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended September 30, 2023, filed with the SEC on November 9, 2023, and our other SEC filings, which are available on the Investor & Media page of our website at https://ir.thirdharmonicbio.com/ and on the SEC’s website at www.sec.gov. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this presentation. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. 2

Recent Highlights Appointed Chris Murphy as Chief Financial and Business Officer IND-enabling toxicology studies of THB335 nearing completion Completed Pre-IND interaction with the U.S. FDA On track to file a U.S. IND and initiate a Phase 1 study of THB335 during 1H’24 Strong financial position with cash and cash equivalents totaling $273.9 million as of September 30, 2023 3

Third Harmonic Bio: Focused on KIT Inhibition to Treat Mast Cell-Mediated Inflammatory Diseases LARGE ESTABLISHED KIT: A NOVEL, SELECTIVE MARKETS WITH HIGH CLINICALLY VALIDATED “PIPELINE-IN-A-TARGET” ORAL KIT UNMET NEED TARGET INHIBITORS POTENTIAL Mast Cell-Mediated Diseases Millions of patients living Clinical validation of KIT Highly selective oral small Potential to be an attractive with severe mast cell-mediated as potentially transformative target for molecule with opportunity to treatment option for a range of diseases; high residual need despite mast cell-mediated diseases optimize therapeutic index and dermal, airway and GI multiple approved products offer patient convenience over inflammatory diseases injectables 4

Mast Cells are a Fulcrum of Inflammation

Current therapeutic approaches are mechanistically limited

MANY ACTIVATORS

Receptor-binding agonists
Omalizumab ~~*IgE*~~
Complement
Neuropeptides
Microbial products
Cytokines
Tezepelumab ~~*TSLP*~~
Chemokines

Physical activators
Temperature
Pressure

Cell-cell contact

MAST CELL



IgE
Antigen
Receptor
Degranulation
Histamines

OPTIMAL INTERVENTION POINT
The Mast Cell Itself

MANY MEDIATORS

Pre-formed mediators
~~*Histamine*~~ *Anti-histamines*
~~*IL-4, IL-13*~~ *Dupilumab*
TNF, GM-CSF
Proteases
Serotonin
Heparin

Newly synthesized mediators
Prostaglandins
~~*Leukotrienes*~~ *Anti-leukotrienes*
Cytokines
Chemokines
Neuropeptides
PAF, free radicals

Lymphocyte ligands

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KIT is the Master Regulator of Mast Cell Function and Survival

Intracellular small molecule approach to KIT inhibition offers multiple potential therapeutic advantages

KIT

- Master regulator of mast cell proliferation, migration, activation and survival
- KIT inhibition drives both mast cell inactivation **and** depletion

INTRACELLULAR SMALL MOLECULE INHIBITION

- Potential for therapeutic index optimization
- Patient and medical practice convenience
- Avoids risk of MAb-mediated mast cell activation/anaphylaxis



SCF dimer
KIT receptor
Dimerization
P
Small Molecule
PLCγ
JAK2/STAT
PI3K/Akt
Ras/Raf/Mek/Erk
Function, Degranulation
Growth, Differentiation, Survival, Chemotaxis, Cytokine Production

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Clinical results from first generation THB001 oral KIT inhibitor 7

First-Generation Product Candidate: THB001 Early results support the potential of oral KIT inhibition and inform next-gen development THB001 PHASE 1 STUDY RESULTS: • THB001 demonstrated high potency and Rapid and dose-dependent drops in serum tryptase selectivity for KIT à mast cell depletion and disease model efficacy in multiple nonclinical End of treatment studies 10% • Phase 1a 14-day healthy volunteer study completed -30% – Dose-dependent increases in THB001 plasma exposure and decreases in serum tryptase -70% – Mild decreases in hematologic parameters and hair color change consistent with on-target effects of KIT -110% inhibition 0 5 10 15 20 Study Day • 14-day study results largely predictive of serum tryptase and hematologic effects seen in 12-week PBO 400mg BID 500mg QD FED study 200mg QD 200mg BID PBO = placebo; Mean percent change from baseline calculated using “0” for values <LLOQ (1.0) 8 Serum Tryptase (% Baseline)

THB001 Discontinued Phase 1b Chronic Inducible Urticaria[1] Study Overview

Dose escalation study designed to interrogate potential for therapeutic index optimization

DESIGN AND OBJECTIVES

- 3 doses (1:1:1) of THB001 (total N=30) for 12 weeks
- Pharmacokinetics and serum tryptase levels
- Mean reduction in critical temperature threshold (CTT)

STUDY DISPOSITION

- Enrolled 5 subjects in 200mg BID dose cohort before study discontinuation
- 1 subject completed 12 weeks of treatment
- 2 subjects discontinued at week 8 due to drug-induced liver injury (DILI) AEs
- 2 remaining subjects were discontinued from study drug at weeks 3 and 4 and were followed for safety

STUDY SCHEMATIC


SCREENING
4 Weeks
THB001 200mg BID
(n=10)
12 WEEKS TX
Follow-up
4 WEEKS
SRC
THB001 300mg BID
(n=10)
12 WEEKS TX
Follow-up
4 WEEKS
SRC
THB001 400mg BID
(n=10)
12 WEEKS TX
Follow-up
4 WEEKS

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1. CINDU

SRC=safety review committee

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THB001 in Phase 1b CINDU Study Safety Summary THB001 HEMATOLOGY Hemoglobin and neutrophil count by subject over time Hemoglobin (g/dL) 16 • No serious or severe adverse events (AEs) ULN Baseline 15 • Two moderate AEs of transaminitis which resolved 14 13 at weeks 17 and 25 of follow-up LLN 12 • All other AEs were mild 11 11 Neutrophils abs. (/cmm) – Overall profile consistent with on-target effects 8000 of KIT inhibition observed in the Phase 1a 7000 ULN 6000 study (e.g., hair color change) 5000 4000 – Hematologic profile similar to Phase 1a and 3000 LLN 2000 trend toward stabilization of values observed as 1000 1000 expected -10 0 10 20 30 40 50 60 70 80 90 100 110 120 Study Day Baseline Treatment Post-Treatment Subject: Subject 1 Subject 2 Subject 3 Subject 4 Subject 5 10

Serum Tryptase µg/L THB001 Generated Responses at Lowest Planned Dose in Phase 1b Study 4 of 5 subjects reached partial (n=2) or complete (n=2) Critical Temperature Threshold responses SUBJECT 1 >> SUBJECT 2>> SUBJECT 3>> SUBJECT 4 >> SUBJECT 5 >> PARTIAL RESPONSE PARTIAL RESPONSE NO RESPONSE COMPLETE RESPONSE COMPLETE RESPONSE 7 6 23 5 18 4 3 13 2 8 1 3 0 Study Day 0 20 40 60 80 100 0 20 40 60 80 100 0 20 40 60 80 100 0 20 40 60 80 100 0 20 40 60 80 100 Baseline Treatment Post-Treatment • Rapid tryptase reduction: -83% mean change from baseline by week 1 largely consistent with Phase 1a results • Strong correlation between serum tryptase reduction and clinical response consistent with other published urticaria clinical data • 4/5 patients achieved clinical response despite early termination of study TempTest complete response ≤ 4°C Note: Negative TempTest results (complete response) are shown at 3° C. Serum Tryptase values below lower limit of quantification are shown at 0 µg/L. Empty circles indicate results post treatment. Serum lower limit of quantitation = 1 µg/L 11 TempTest °C

Understanding Hepatic Effects of THB001 Mechanistic understanding allows for differentiation of next-generation candidate Conducted studies characterizing liver metabolism and phenotypic effects of THB001 Employed a comprehensive approach: • Assessed evidence for off-target biology liabilities • Characterized liver metabolism and potential for formation of reactive metabolites • Identified phenotypic effects associated with THB001 in advanced hepatic testing systems Applied learnings to next-generation compound screening and candidate selection 12

THB001 Shows Evidence for Formation of a Toxic Reactive Metabolite

Three findings from mechanistic studies provide potential basis for observed transaminitis

- Studies identify major metabolite in human plasma which is formed via a reactive intermediate
  - Metabolite present at higher levels in human plasma than in toxicology animal species
- Detected glutathione (GSH) conjugate metabolites in human urine samples from Phase 1b study
  - Indicates potential to cause oxidative stress
- Measured high levels[1] of protein adduct formation in vitro with radiolabeled THB001
  - Indicates potential to irreversibly inhibit protein function and/or trigger immune response

[^{14}C] THB001 COVALENT PROTEIN ADDUCT FORMATION
in Human Liver Microsomes


p<0.05
Covalent Protein Adduct (pmol/mg equivalent)
140
120
100
80
60
40
20
0
Literature cut-off
Diclofenac
THB001
THB001+GSH
THB001+ABT
POSITIVE CONTROL
RELATIVE METABOLITE SCAVENGER
CYP INHIBITOR

Values mean of n=2 or 3 independent donor pools each done in duplicate except ABT that is from a single donor pool. ABT, 1-aminobenzotriazole.

[1] Published literature cut-off: Evans D.C. et al. *Chem Res Toxicol* 2004

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Next generation oral KIT inhibitor THB335 14

THB335 Potent and Selective Small Molecule KIT Inhibitor Maintained kinase inhibition profile to THB001 but lacking evidence for reactive metabolite formation COMPARISON OF KEY KINASE AND METABOLIC PATHWAY PARAMETERS THB335 KinomeScan THB001 THB335 467 Assays Tested 8 Interactions Mapped KIT IC 23 nM 9.5 nM 50 PDGFRa Selectivity >100-fold >100-fold Percent Control 0% CSF1R Selectivity 65-fold >100-fold KIT 0.1% 0.1-1% Off-target cell viability No effect at 3 µM 1-5% 5-10% Brain-to-plasma ratio 0.9 to 1.2 <0.1 10-35% > 35% Reactive intermediate Yes No metabolite Glutathione adduct formation Yes No KinomeScan completed at 100 nM THB335 KIT and CSF1R IC determined by NanoBRET. PDGFR⍺ IC determined by homogeneous time resolved fluorescence (HTRF). Viability was assessed in cell lines dependent on CSF1R and PDGFRβ, respectively. 50 50 15

THB335 Demonstrated Favorable Nonclinical Profile THB335 MAST CELL DEPLETION THB335 PK IN NONCLINICAL MODEL 14-day non-GLP toxicology study (oral administration) Skin (Ear) Intestine (jejunum) Lung (pleural) 10000 p<0.001 p<0.001 p<0.001 70 300 100 60 250 1000 80 50 200 60 40 150 100 30 40 100 20 20 50 Bioavailability = 97% 10 10 0 0 0 0 4 8 12 16 20 24 Vehicle 60 200 Vehicle 60 200 Vehicle 60 200 Time (h) THB335 (mb/kg/day) THB335 (mb/kg/day) THB335 (mb/kg/day) Mean ± SD • Potent mast cell depletion across relevant tissue types • Favorable nonclinical pharmacokinetic profile, including high oral bioavailability, metabolic stability and long circulating half-life • Improved solubility and lipophilicity compared to THB001 • No liver toxicity signal observed at high multiples of anticipated clinical exposure in nonclinical models enabled by markedly improved solubility 16 2 Mast cells (per mm ) 2 Mast cells (per mm ) 2 Mast cells (per mm ) [Plasma] (ng/mL)

Third Harmonic Bio Next Steps Advancing THB335 back toward the clinic with a longer-term view toward franchise expansion • THB335 U.S. IND filing and clinical trial initiation on track for 1H’24 • Targeting chronic spontaneous urticaria as initial clinical indication • Planned expansion into additional mast-cell mediated inflammatory disorders at Phase 2 • Medicinal chemistry, next-generation efforts continuing to support pipeline-in-a-target potential • Selectively evaluating business development opportunities to expand portfolio • Maintaining focused operational strategy • Cash and cash equivalents of $273.9M as of September 30, 2023 17

The next wave of medicine for ADVANCING inflammatory diseases 18